John Hancock
Real Estate Securities Fund
Quarterly portfolio holdings 5/31/2022

Fund’s investments
As of 5-31-22 (unaudited)
	Shares	Value
Common stocks 99.4%		$336,819,138
(Cost $275,573,343)
Consumer discretionary 1.3%		4,281,301
Hotels, restaurants and leisure 1.3%
Hotels, resorts and cruise lines 1.3%
Playa Hotels & Resorts NV (A)	495,521	4,281,301
Real estate 98.1%		332,537,837
Equity real estate investment trusts 93.9%
Diversified REITs 3.6%
WP Carey, Inc.	143,532	12,076,782
Health care REITs 10.9%
LTC Properties, Inc.	149,965	5,809,644
Ventas, Inc.	183,096	10,388,867
Welltower, Inc.	231,782	20,649,458
Hotel and resort REITs 3.6%
Host Hotels & Resorts, Inc.	343,276	6,862,087
Ryman Hospitality Properties, Inc. (A)	59,212	5,287,039
Industrial REITs 15.1%
First Industrial Realty Trust, Inc.	68,286	3,629,401
Prologis, Inc.	278,171	35,461,239
Rexford Industrial Realty, Inc.	188,282	12,025,571
Office REITs 6.5%
Boston Properties, Inc.	106,563	11,847,674
Corporate Office Properties Trust	124,947	3,453,535
Douglas Emmett, Inc.	170,851	4,829,958
SL Green Realty Corp.	1	62
Veris Residential, Inc. (A)	114,441	1,841,356
Residential REITs 19.2%
American Campus Communities, Inc.	44,252	2,876,380
AvalonBay Communities, Inc.	97,092	20,191,252
Camden Property Trust	68,937	9,891,770
Independence Realty Trust, Inc.	286,900	6,745,019
Sun Communities, Inc.	75,950	12,465,674
UDR, Inc.	273,452	13,071,006
Retail REITs 12.4%
Agree Realty Corp.	49,735	3,460,064
Brixmor Property Group, Inc.	455,974	11,116,646
Kimco Realty Corp.	486,223	11,499,174
Phillips Edison & Company, Inc.	220,804	7,449,927
Simon Property Group, Inc.	59,015	6,766,070
Tanger Factory Outlet Centers, Inc.	108,782	1,904,773
Specialized REITs 22.6%
American Tower Corp.	56,709	14,524,876
CubeSmart	112,300	5,000,719
EPR Properties	16,087	824,298
Equinix, Inc.	12,825	8,811,929
Life Storage, Inc.	94,190	10,997,624
Public Storage	57,668	19,067,348
SBA Communications Corp.	18,709	6,297,636
VICI Properties, Inc.	357,858	11,039,919
Real estate management and development 4.2%
Real estate operating companies 1.9%
Tricon Residential, Inc.	537,916	6,668,400
2	JOHN HANCOCK REAL ESTATE SECURITIES FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Real estate (continued)
Real estate management and development (continued)
Real estate services 2.3%
CBRE Group, Inc., Class A (A)	48,091	$3,983,858
Colliers International Group, Inc.	30,561	3,720,802

	Yield (%)	Shares	Value
Short-term investments 0.6%			$2,016,315
(Cost $2,016,315)
Short-term funds 0.6%			2,016,315
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.7415(B)	2,016,315	2,016,315

Total investments (Cost $277,589,658) 100.0%	$338,835,453
Other assets and liabilities, net 0.0%	22,000
Total net assets 100.0%	$338,857,453

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 5-31-22.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of May 31, 2022, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$1,038,500	$(1,038,500)	—	—	$45	—	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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